Exhibit 99.2

STATE OF INDIANA	)	IN THE HAMILTON SUPERIOR COURT
	) SS:	NO. 3
COUNTY OF HAMILTON	)	CAUSE NO. 29D03-0606-MI-560

MARSH SUPERMARKETS, INC.,	)
)
Plaintiff,	)
)
)
v.	)
)
)
MSH SUPERMARKETS HOLDING	)
CORP.; MS OPERATIONS, INC.;	)
CARDINAL PARAGON, INC.; and	)
DRAWBRIDGE SPECIAL	)
OPPORTUNITIES ADVISORS, LLC,	)
)
Defendants.	)
ORDER AND JUDGMENT ON PLAINTIFF’S CLAIMS FOR
DECLARATORY AND INJUNCTIVE RELIEF
     This cause was tried to the Court on July 24 and July 25, 2006 on the claims for declaratory and injunctive relief raised by Plaintiff Marsh Supermarkets, Inc., in its Verified Complaint for Declaratory and Injunctive Relief filed June 16, 2006 against Defendants MSH Supermarkets Holding Corp. and MS Operations, Inc. (collectively “Sun”) and Defendants Cardinal Paragon, Inc. and Drawbridge Special Opportunities Advisors, LLC (collectively “Cardinal”). No other claims raised by any other party to this action besides Marsh were tried on July 24 and July 25, 2006, and all other claims for relief alleged in the other pleadings in this cause therefore remain reserved for decision at a later time. Also before the Court at the trial on the merits of Marsh’s claims on July 24 and July 25, 2006 were the requests for preliminary injunctive relief stated in the Motion for Preliminary Injunctions that Marsh filed contemporaneously with its Complaint; by order entered June 19, 2006, the Court granted Marsh’s request made pursuant to Indiana Trial Rule 65(A)(2), see Complaint at 12, and thereby expressly consolidated the trial on the merits in this action with the

Marsh Supermarkets v. MSH Supermarkets Holding Corp. et al.
29D03-0606-MI-560
Order on Marsh’s Complaint for Declaratory and Injunctive Relief
hearing on Marsh’s motion for preliminary injunctive relief. No party has filed a timely written request for specific findings of fact and conclusions of law pursuant to T.R. 52, and the Court therefore need not enter specific findings and conclusions to support its rulings in this Order even though the consolidated requests for preliminary injunctive relief are at least nominally before the Court. See Neel v. I.U. Bd. of Trustees, 435 N.E.2d 607, 613 (Ind. Ct. App. 1982) (the special findings mandated by T.R. 52(A)(1) for granting or refusing preliminary injunctions are optional when preliminary injunctions are advanced and consolidated with the trial on the merits pursuant to T.R. 65(A)(2)). Accordingly, having reviewed the pleadings, the parties’ pre- and post-trial briefs, the evidence adduced at trial, the respective oral arguments of counsel, and the applicable law, the Court, being duly advised, now hereby enters the following Order:
     1. In layman’s terms, the answer to Marsh’s overarching question—“whether Marsh must ignore an indication of interest from Cardinal or, instead, [Marsh can] consider the indication and pursue it if Marsh’s Board determines that the circumstances warrant doing so,” Marsh’s Post-trial Brief at 1—is that Marsh may not pursue Cardinal’s indication of interest, under any circumstances, consistent with Marsh’s obligations to Sun under the Merger Agreement that Marsh and Sun entered May 2, 2006. In lawyer’s terms, however, the answer to the legal question that prompted this suit—“whether Section 5.1(n) of the Merger Agreement takes precedence over Section 5.5 . . . or . . . instead, Marsh’s rights under Section 5.5 take precedence over Marsh’s obligations under Section 5.1(n),” Marsh’s Complaint at 12—is not as straightforward as Marsh seems to think, given the way that the evidence and the arguments at trial have now shaped the issues in this case.

Marsh Supermarkets v. MSH Supermarkets Holding Corp. et al.
29D03-0606-MI-560
Order on Marsh’s Complaint for Declaratory and Injunctive Relief
•	By its plain terms, Section 5.1(n) permits Marsh to entertain requests to consent from entities with which Marsh has entered confidentiality and standstill agreements (CSA). Without reference to the facts of this particular case, Marsh thus would not violate any obligation to Sun imposed by Section 5.1(n) if Marsh, without Sun’s consent, were to grant an unsolicited request for consent to consider an indication of interest from an entity with whom Marsh has entered a CSA. Purely as a question of law—without reference to the fact-issues surrounding Cardinal’s three most recent letters to Marsh—Marsh can unilaterally consent to receive and consider Cardinal’s indication of interest consistent with Section 5.1(n) of the Merger Agreement.[1]

•	By its plain terms, however, Section 5.5 does prohibit Marsh from pursuing Cardinal’s indication of interest because, with respect to Cardinal, Marsh cannot exercise its rights under Section 5.5(b) while also complying with its obligations to Sun, under any circumstances, consistent with the rest of Section 5.5. Section 5.5(b) permits Marsh to take action on an unsolicited indication of interest “only if” Marsh has first “complied with its obligations pursuant to this Section 5.5.” Trial Exhibit No. 56 at 36. One obligation imposed upon Marsh “pursuant to ... Section 5.5” is Section 5.5(d)’s express requirement that Marsh “will . . . cease and cause to be terminated immediately all existing discussions or negotiations with any Person conducted on or before the date

[1]	The Court reads Cardinal’s letters to Marsh dated April 27, 2006 (Trial Exhibit No. 18); May 8, 2006 (Trial Exhibit No. 35); and May 22, 2006 (Trial Exhibit No. 36) as bundling requests for consent with the key terms of the very indication of interest that Cardinal wants Marsh to consider. However, the issue of whether those letters comply with or violate Cardinal’s CSA with Marsh—that is, whether the letters are compliant requests for consent or non-compliant “offers to acquire” an interest in Marsh—is not before the Court at this time. This Order’s conclusions on Section 5.1(n) of the Merger Agreement therefore do not include determinations that the Court has not yet made on the propriety of Cardinal’s indication of interest under Marsh’s CSA with Cardinal.

Marsh Supermarkets v. MSH Supermarkets Holding Corp. et al.
29D03-0606-MI-560
Order on Marsh’s Complaint for Declaratory and Injunctive Relief
hereof with respect to any Competing Transaction.” On this case’s facts, Section 5.5(d) prohibits Marsh from considering Cardinal’s indication of interest under any circumstances.
Contrary to the way Marsh has framed the question, then, it is Marsh’s obligations under Section 5.5, not Marsh’s rights under that section, that control the answer to the question upon which Marsh has requested declaratory relief. The remainder of this Order will show how these more specific legal conclusions lead to the same overall result stated earlier in this Rhetorical Paragraph in response to Marsh’s succinct layman’s statement of the issue: Marsh may not pursue Cardinal’s indication of interest, under any circumstances, consistent with Marsh’s obligations to Sun under Section 5.5 of the Merger Agreement.
     2. Several fundamental principles of contract construction guide the rulings in this Order. Of course, the first principle of contract interpretation is to ascertain and effectuate the intentions of the parties to the contract. That principle means that the interpretation of the Merger Agreement in this case begins and ends with the four corners of the contract because the Merger Agreement is unambiguous:
The unambiguous language of a contract is conclusive upon the parties to the contract and upon the courts. If the language of the instrument is unambiguous, the intent of the parties is determined from the four corners of that instrument . . .
In interpreting a written contract, the court should attempt to determine the intent of the parties at the time the contract was made as discovered by the language used to express their rights and duties. The contract is to be read as a whole when trying to ascertain the intent of the parties. The court will make all attempts to construe the language in a contract so as not to render any words, phrases, or terms ineffective or meaningless. The court must accept an interpretation of

Marsh Supermarkets v. MSH Supermarkets Holding Corp. et al.
29D03-0606-MI-560
Order on Marsh’s Complaint for Declaratory and Injunctive Relief
the contract which harmonizes its provisions as opposed to one which causes the provisions to be conflicting . . .
The existence of express terms in a valid written contract precludes the substitution of any implied terms regarding the subject matter covered by the express terms.
Estate of Penzenik v. Penz Products, Inc., 800 N.E.2d 1007, 1010 (Ind. Ct. App. 2003), trans. denied. Although the pertinent provisions of the Merger Agreement in this case “might have been better drafted, the Agreement’s various provisions can be harmonized, and when the Agreement is read as a whole it is unambiguous,” and the Court accordingly can determine the contracting parties’ intent from their contract. Id. at 1013. “The intention of the parties, however, should not only be gathered from the terms of the contract itself but also should be considered against the background of the circumstances which existed at the time of its execution.” Real Estate Support Services v. Nauman, 644 N.E.2d 907, 911 (Ind. Ct. App. 1994), trans. denied; accord Haxton v. McClure Oil Corp., 697 N.E.2d 1277, 1280 (Ind. Ct. App. 1998). In Indiana, “the intent relevant in contract matters is not the parties’ subjective intents but their outward manifestation of it.” Real Estate Support Services, 644 N.E.2d at 910. When interpreting an unambiguous contract, Indiana courts give the contract’s terms their plain and ordinary meaning. See, e.g., Morris v. Economy Fire & Casualty Co., 848 N.E.2d 663, 666 (Ind. 2006).
     3. Under the foregoing principles, and viewed purely as a question of law, Section 5.1(n) of the Merger Agreement permits Marsh, without Sun’s consent, to grant an unsolicited request for consent to consider an indication of interest from an entity with whom Marsh has entered a CSA. Although Marsh and Sun understood Section 5.1(n) to prohibit Marsh from negotiating with former participants in the auction process after May 2, 2006, the plain text of Section 5.1(n) does not

Marsh Supermarkets v. MSH Supermarkets Holding Corp. et al.
29D03-0606-MI-560
Order on Marsh’s Complaint for Declaratory and Injunctive Relief
support that construction, and this Court will not rewrite Section 5.1(n) to create a contract that Marsh and Sun themselves did not enter. The plain text of Section 5.1(n) permits Marsh to consent to review unsolicited indications of interest from entities with whom Marsh has entered CSAs:
Section 5.1 Interim Operations of [Marsh]. [Marsh] covenants and agrees that, except (i) as expressly provided in this Agreement, (ii) with the prior written consent of [Sun], or (iii) as set forth in Section 5.1 of the Company Disclosure Schedule, after the date hereof and prior to the Effective Time:
     ...
(n) neither [Marsh] nor any of its Subsidiaries shall waive or fail to enforce any provision of any confidentiality agreement or standstill or similar agreement to which it is a party . . .
Trial Exhibit No. 56 at 32 (emphasis added). Purely as a question of law, Marsh would not “waive” any provision of its CSA with Cardinal, for example, by consenting to review Cardinal’s indication of interest. Indeed, as the Court noted at trial, Marsh would be enforcing its CSA with Cardinal by granting a request to consent that complies with the CSA because the CSA expressly permits Marsh to consent to all the specific actions that the CSA otherwise precludes Cardinal from taking. See Trial Exhibit No. 11 at 2. The Court specifically finds that Marsh and Sun did intend for the Merger Agreement to prevent Marsh from considering indications of interest from entities such as Cardinal after May 2, 2006: Marsh’s efforts to modify Section 5.1(n) to permit a review of Cardinal’s indication of interest, in conjunction with Sun’s vigorous resistance to those efforts, support the conclusion that Marsh and Sun intended for the Merger Agreement to prohibit Marsh from engaging in just such a review of Cardinal’s overtures.2 Nevertheless, if Marsh and Sun wanted

[2]	As Rhetorical Paragraph No. 4 of this Order demonstrates, see infra at 7-13, Marsh and Sun expressed this intent in Section 5.5(d) of the Merger Agreement.

Marsh Supermarkets v. MSH Supermarkets Holding Corp. et al.
29D03-0606-MI-560
Order on Marsh’s Complaint for Declaratory and Injunctive Relief
Section 5.1(n) to manifest that intent and prohibit Marsh from unilaterally consenting to review offers from entities with whom Marsh has entered CSAs, then Marsh and Sun should have drafted that provision of the Merger Agreement accordingly. Instead, given the plain terms of the Section 5.1(n) that they did draft, Sun’s argument—that “Section 5.1(n) . . . precludes Marsh from allowing, absent Sun’s consent, any other signatory to a standstill agreement to submit a purchase proposal after the Sun Merger Agreement was executed,” Sun’s Trial Brief (filed July 21, 2006) at 10 (emphasis added) —merely invites the Court to rewrite Section 5.1(n) by reading a prohibition on, for example, “consenting to review purchase proposals” into the provision. Courts in this State, however, will not rewrite contracts. See, e.g., Tucker v. Richey, 460 N.E.2d 964, 966-67 (Ind. 1984). Accordingly, despite the understanding of the parties to the Merger Agreement, and purely as a matter of law without reference to the propriety of Cardinal’s indication of interest under the CSA, the Court holds that Section 5.1(n) does not bar Marsh from unilaterally pursuing Cardinal’s indication of interest.3
     4. On the other hand, Marsh may not pursue Cardinal’s indication of interest, under any circumstances, consistent with Marsh’s obligations to Sun under Section 5.5 of the Merger Agreement. In its Complaint, Marsh asks the Court to interpret Marsh’s rights and responsibilities

[3]	Sun’s reliance on Section 5.5(a)(i) as an additional basis for preventing further proposals from Cardinal is also misplaced, see Sun’s Post-trial Brief at 8-9, because Sun’s reading of Section 5.5(a)(i) irreconcilably conflicts with the plain text of Section 5.1(n). Section 5.1(n) permits Marsh unilaterally to consent to review proposals from persons with whom it has entered standstill agreements; Section 5.5(a)(i) seeks to prevent Marsh from actively (as opposed to reactively) taking steps to “solicit, initiate, or otherwise facilitate . . . or encourage” proposals for competing transactions. See Trial Exhibit No. 56 at 35 (text of Section 5.5(a)(i), using “facilitate” as a member of a series of verbs in which all three other verbs in the series unambiguously proscribe an active role for Marsh in furthering proposals for competing transactions). Reading Section 5.1(n) and Section 5.5(a)(i) to harmonize the two provisions, the Court concludes that Section 5.5(a)(i) permits Marsh to effectuate a consent to review given under Section 5.1(n) by “facilitat[ing]” proposals for competing transactions where, as in this case, Marsh has only passively received such proposals.

Marsh Supermarkets v. MSH Supermarkets Holding Corp. et al.
29D03-0606-MI-560
Order on Marsh’s Complaint for Declaratory and Injunctive Relief
under Section 5.5 of the Merger Agreement, specifically invoking Section 5.5(b) as a source of rights that could permit Marsh to consider Cardinal’s indication of interest. See Complaint at 9. Because Section 5.5(b) expressly cross-references other provisions under Section 5.5, the Court’s analysis must also account for those other provisions. In one provision cross-referenced by Section 5.5(b)—Section 5.5(a)—Marsh agrees not to engage in any of three increasingly precise categories of activities in which Marsh would participate in making an acquisition deal with another suitor besides Sun. See Trial Exhibit No. 56 at 35-36 (Section 5.5(a)(i-iii)). The text describing the second of those three proscribed categories reads as follows:
Section 5.5 No Solicitation. (a) [Marsh] agrees that, during the term of this Agreement, it shall not . . . directly or indirectly...:
...
(ii) participate in any discussions or negotiations regarding, or furnish or disclose to any Person any information with respect to or in furtherance of, or take any other action to facilitate any inquiries with respect to a Competing Transaction or a proposal, inquiry or offer that could reasonably lead to a Competing Transaction . . .
Trial Exhibit No. 56 at 35-36. Section 5.5(a) ends with a proviso that points to Section 5.5(b), an exception to Section’s 5.5(a)’s limitations under which Marsh may consider unsolicited proposals under certain specific conditions:
(b) (i) [Marsh] may take any action described in the foregoing clause (ii) [i.e., Section 5.5(a)(ii)] in respect of any Person, but only if (A) such Person has delivered an unsolicited bona fide written proposal for a Competing Transaction (under circumstances in which [Marsh] has complied with its obligations pursuant to this Section 5.5) . . .
Trial Exhibit No. 56 at 36 (emphasis added). The final clause of the final subsection of Section 5.5—Section 5.5(d)—then obligates Marsh to terminate certain acquisition-related contacts with entities besides Sun:

Marsh Supermarkets v. MSH Supermarkets Holding Corp. et al.
29D03-0606-MI-560
Order on Marsh’s Complaint for Declaratory and Injunctive Relief
(d) ...
     [Marsh] will . . . cease and cause to be terminated immediately all existing discussions or negotiations with any Persons conducted on or before the date hereof with respect to any Competing Transaction.
Trial Exhibit No. 56 at 38 (emphasis added). As the Court stated at the end of trial, on this case’s facts Section 5.5(d) determinatively answers the question upon which Marsh seeks a declaration.
     By its plain terms, Section 5.5(b) expressly conditions any exercise of Marsh’s rights under that subsection upon Marsh’s compliance with its obligations under the other portions of Section 5.5—such as the obligations imposed by Section 5.5(d). Phrased another way, Section 5.5(d) is an expressly required limitation on Marsh’s rights under Section 5.5(b): Marsh may receive and consider unsolicited proposals, and engage in the otherwise-proscribed activities identified by Section 5.5(a)(ii), but only with “any Person” who does not fall within the prohibition imposed by Section 5.5(d). Cardinal falls within the prohibition imposed by Section 5.5(d). Under no circumstances, therefore, may Marsh receive and consider unsolicited proposals from Cardinal or engage in the otherwise-proscribed activities identified by Section 5.5(a)(ii) with respect to Cardinal’s indication of interest.4
     The text of Section 5.5(d) shows why. Much of the controversy in this case derives from Section 5.5(d)’s arguably inartful mixture of the present and past tenses in defining the “Persons” from whom Marsh may no longer consider proposals that compete with Sun’s. Cardinal seizes on the present participle, “existing,” to argue that Section 5.5(d) does not apply to Cardinal because, so the argument goes, Cardinal and Marsh were not “discussing or negotiating” a Competing

[4]	Cardinal’s insistence that Section 5.5(d) does not “trump” Section 5.5(b) is not well taken. See, e.g., Cardinal’s Post-trial Brief at 1. It is more accurate to say, as Section 5.5(b) itself provides, that Section 5.5(d) limits or qualifies the circumstances that can properly activate Marsh’s rights under Section 5.5(b).

Marsh Supermarkets v. MSH Supermarkets Holding Corp. et al.
29D03-0606-MI-560
Order on Marsh’s Complaint for Declaratory and Injunctive Relief
Transaction at the very second that the countersigning party affixed its signature to the Merger Agreement. See, e.g., Cardinal’s Post-trial Brief at 1. But inartful drafting alone does not render a contract ambiguous, nor does it permit an Indiana court to ignore, as Cardinal’s reading does, the past participle, “conducted,” that appears just seven words after “existing” so as to bracket the substantive phrase “discussions or negotiations.” Taking the grammar of Section 5.5(d) at face value, as this Court must do, Marsh and Sun used both “existing” and “conducted” as adjectives to modify the same noun set (“discussions or negotiations”) such that only one “Person” performs the “discussions or negotiations” over a period of time that is necessarily longer than the precise instant at which Marsh and Sun executed the Merger Agreement. The main interpretive question under Section 5.5(d) therefore focuses on how the same person can perform one set of actions that might reasonably be said to occur in both the past and the present. To resolve this question the Court concludes that, when the terms are read together, “existing” and “conducted” refer to discussions or negotiations of acquisition involving Marsh and “any Person” besides Sun that were begun before May 2, 2006 (i.e., “conducted”) but which had not resulted in a firm offer as of May 2, 2006 (i.e., “existing”). This reading gives effect to “conducted” by referring to the period in the past, before Marsh and Sun executed the Merger Agreement; the reading also simultaneously gives effect to “existing” by emphasizing that the provision applies to “discussions or negotiations” that are still unresolved and thus may reasonably be said to continue in the present on May 2, 2006. Marsh and Sun used both “existing” and “conducted,” in other words, to ensure that Section 5.5(d) applied to one extended, unresolved course of conduct by any previously known suitor besides Sun.
     Cardinal fits this reading of Section 5.5(d). In the context of considering “discussions or negotiations,” Cardinal’s CSA with Marsh can provide (but does not necessarily provide) a useful

Marsh Supermarkets v. MSH Supermarkets Holding Corp. et al.
29D03-0606-MI-560
Order on Marsh’s Complaint for Declaratory and Injunctive Relief
starting-point of March 13, 2006 for any “discussions or negotiations” that can justifiably bring Cardinal within the class of “Persons” contemplated by Section 5.5(d). In pertinent part, Cardinal’s CSA expressly refers to “discussions” about acquiring Marsh in a way that contemplates these “discussions” as future events. See Trial Exhibit No. 11 at 2 (“from the commencement of discussions with respect to the transactions contemplated hereby ... ”). Cardinal correctly notes that “negotiate” implies “bilateral communications.” See Cardinal’s Post-trial Brief at 2 n.1 (two citations defining “negotiate” as “a two-way street” or “back-and-forth communication”). Cardinal’s citations on that point, however, do not extend to “discussions.” “Discussions” can present a less-demanding threshold than “negotiations” because, unlike “negotiate,” “discuss” ordinarily refers to either one-way or two-way communications. See Merriam Webster’s Collegiate Dictionary 332 (10th ed. 1994) (defining “discuss” as “to present in detail for examination or consideration” and “to talk about,” the latter of which could just as easily mean, in ordinary usage, “to talk with someone else about”). Applying these definitions of “discuss” to this case, the Court specifically finds that Cardinal engaged in “discussions or negotiations” with Marsh within the meaning of Section 5.5(d). Cardinal itself has provided the minimum basis for that finding in at least one admission stated in its pleadings in this litigation. Following the execution of Cardinal’s CSA with Marsh on March 13, 2006, on March 17, 2006 Cardinal “made a preliminary proposal to acquire Marsh for a per-share price that exceeded its December 23, 2005 offer subject to normal and customary due diligence.” Paragraph No. 9, Cardinal’s Answer and Counterclaims at 2. The December 23, 2005 “offer” constitutes at least a “discussion” within the meaning of Section 5.5(d). Even if the CSA serves as the starting-point for the analysis, though, the March 17, 2006 preliminary proposal also, by itself, is a “discussion” covered by Section 5.5(d). This admission supports a reasonable inference that

Marsh Supermarkets v. MSH Supermarkets Holding Corp. et al.
29D03-0606-MI-560
Order on Marsh’s Complaint for Declaratory and Injunctive Relief
Cardinal was a “Person” as to whom Marsh was obligated by Section 5.5(d) to “cease and cause to be terminated immediately all existing discussions or negotiations ... conducted on or before [May 2, 2006] with respect to any Competing Transaction.”
     Moreover, Section 5.5(d) plainly does not permit “future or new negotiations,” Cardinal’s Post-trial Brief at 1, and Marsh therefore may not consider an indication of interest from Cardinal under any circumstances. As a transitive verb, which is how Marsh and Sun used the term in Section 5.5(d), “cease” ordinarily means “to cause to come to an end especially gradually: no longer continue.” Merriam Webster’s Collegiate Dictionary 183 (10th ed. 1994). The definition of “cease” used by Marsh and Sun, however, supersedes Webster by substituting a key adverb to emphasize that the contemplated cessation by Marsh of “all existing discussions or negotiations . . . conducted on or before [May 2, 2006] with respect to any Competing Transaction” shall occur “immediately.” The meaning of “cease” in Section 5.5(d) therefore seems plain enough. It means to quit, to stop, to desist, to end—immediately—and the requirement to end an activity cannot reasonably be construed as encouragement or permission to renew the very activity that the requirement seeks to stop. Contrast Cardinal’s Post-trial Brief at 2-3. Although the Court’s reading of Section 5.5(d) does limit the scope of an accompanying CSA, the reading does not altogether “obviate the need for standstill provisions.” Id. at 3. It is at least conceivable that some “Persons” would enter CSAs without later engaging in the “discussions or negotiations” contemplated by Section 5.5(d). More to the present point, this Court must read Section 5.5(d) to harmonize it with other provisions of the Merger Agreement itself, not to harmonize it with standstill agreements that exist outside the four corners of the contract. Accordingly, for all the foregoing reasons discussed in this Rhetorical Paragraph No. 4, Marsh may not pursue an indication of interest from Cardinal,

Marsh Supermarkets v. MSH Supermarkets Holding Corp. et al.
29D03-0606-MI-560
Order on Marsh’s Complaint for Declaratory and Injunctive Relief
under any circumstances, consistent with Marsh’s obligations to Sun under Section 5.5 of the Merger Agreement.
     5. Cardinal offers no persuasive reason for ruling otherwise. This Order has already responded to all but two of what can be read as the five main objections summarized on the first page of Cardinal’s post-hearing brief. See Rhetorical Paragraph No. 4, supra at 9 n.4 (responding to the “trump” argument); Rhetorical Paragraph No. 4, supra at 9-13 (responding to the “existing discussions or negotiations” argument); and Rhetorical Paragraph No. 4, supra at 12-13 (responding to the “future or new negotiations” argument). Cardinal fares no better on its two remaining objections—to the propriety of this Court considering Cardinal’s participation in the auction process at all, and to this Court’s allegedly “contraven[ing] the [Marsh] Board’s fiduciary obligations to Marsh’s shareholders,” Cardinal’s Post-hearing Brief at 1, by reading Section 5.5 to preclude Marsh from considering any indication of interest from Cardinal.
     Cardinal’s participation in Marsh’s auction process matters to the pending issues; the manner in which Marsh might or might not have treated Cardinal during that auction process does not matter to the determination of the pending issues. The Court is applying Section 5.5(d) to Cardinal’s “discussions or negotiations” with Marsh partly because of Cardinal’s own admissions regarding conduct plainly contemplated by Section 5.5(d). That conduct occurred during Cardinal’s judicially admitted participation in some form of auction process that was designed to culminate in someone’s acquisition of Marsh. At the beginning of trial, the Court granted Sun’s request to exclude all evidence about the “fairness or unfairness” of the auction process because such evidence has no bearing on the contract-construction and contract-application issues before the Court. Such considerations are still irrelevant in this Order: whether Cardinal’s “discussions or negotiations”

Marsh Supermarkets v. MSH Supermarkets Holding Corp. et al.
29D03-0606-MI-560
Order on Marsh’s Complaint for Declaratory and Injunctive Relief
with Marsh were fair or unfair to Cardinal might matter in another lawsuit, but they do not matter on the contract issues in this one.
     Further, the Court declines to reach the objection that this Order’s reading of Section 5.5(d) “improperly usurp[s] the [Marsh] Board’s obligation to act in its shareholders’ best interests,” Cardinal’s Post-trial Brief at 7, because Cardinal does not have standing to make such a challenge. See Sun’s Trial Brief at 18-19 (arguing that Cardinal lacks standing on fiduciary-duties issues). “The issue of standing focuses upon whether the complaining party is the proper one to invoke the court’s power. . . . As such, to establish standing, a party must demonstrate a personal stake in the outcome of the lawsuit and that the injury is a result of the other party’s conduct.” Beto Partners, LLC v. Estate of Bender, 806 N.E.2d 59, 65 (Ind. Ct. App. 2004). Cardinal is not a shareholder of Marsh, and Cardinal therefore has no personal stake in the Marsh Board’s fulfillment of its fiduciary duties that would permit Cardinal to use the Board’s alleged failures in their fiduciary duties as a wedge for invalidating the Merger Agreement. Moreover, any injury Cardinal might have suffered because of the Marsh Board’s conduct has nothing to do with the Marsh Board’s fulfillment of its fiduciary duties to its shareholders. Cardinal therefore has no standing on such issues, and it will not be heard to complain about them here. Although this Court has definite opinions on the merits of Cardinal’s “fiduciary duties” objection, restraint on such issues is all the more appropriate given the representation by Marsh’s counsel that a proper complaining party (a Marsh shareholder) has initiated a proper suit for such complaints (a shareholder derivative action) in a coordinate trial court of this State in Marion County. Accordingly, having considered all of Cardinal’s most salient objections to the rulings in this Order, the Court reiterates its overall conclusion that Marsh may not

Marsh Supermarkets v. MSH Supermarkets Holding Corp. et al.
29D03-0606-MI-560
Order on Marsh’s Complaint for Declaratory and Injunctive Relief
pursue an indication of interest from Cardinal, under any circumstances, consistent with Marsh’s obligations to Sun under Section 5.5 of the Merger Agreement.
     6. Finally, the Court concludes that this record does not warrant an entry of injunctive relief against Cardinal. In Indiana, when deciding whether to grant a request for permanent injunctive relief, Indiana courts consider (1) whether plaintiff’s remedies at law are inadequate; (2) whether the plaintiff has succeeded on the merits; (3) whether the threatened injury to the plaintiff outweighs the threatened harm a grant of relief would occasion upon the defendant; and (4) whether the public interest would be disserved by granting relief. The Court specifically finds and concludes that Marsh has not met its burden on all four factors. More specifically, the legal remedies available to Marsh in the event of a breach of the CSA by Cardinal Paragon, Inc. are adequate to address any injury Marsh may suffer, and the public, at least to the extent of Marsh Supermarket, Inc. shareholders, would be disserved by the entry of injunctive relief under the record in this cause. Accordingly, injunctive relief is not appropriate,
JUDGMENT
     1. The request for declaratory relief presented by Plaintiff Marsh Supermarkets, Inc. under Count 1 of its Verified Complaint for Declaratory and Injunctive Relief filed June 16, 2006 is GRANTED. Accordingly, the Court DECLARES that Marsh Supermarkets, Inc. may consent to receive and consider an indication of interest from Defendants Cardinal Paragon, Inc. and Drawbridge Special Opportunities Advisors, LLC, without the consent of Defendants MSH Supermarkets Holding Corp. and MS Operations, Inc. pursuant to Section 5.1(n) of its Merger Agreement with Defendants MSH Supermarkets Holding Corp. and MS Operations, Inc. However, Marsh Supermarkets, Inc. may not, under any circumstances, pursue an indication of interest from

Marsh Supermarkets v. MSH Supermarkets Holding Corp. et al.
29D03-0606-MI-560
Order on Marsh’s Complaint for Declaratory and Injunctive Relief
Defendant, Cardinal Paragon, Inc., either individually on in conjunction with Drawbridge Special Opportunities Advisors, LLC consistent with Plaintiff’s obligations to Defendants MSH Supermarkets Holding Corp. and MS Operations, Inc. under Section 5.5 of the Merger Agreement. Consistent with the sections of the Merger Agreement that were at issue in the trial in this cause held July 24 and July 25, 2006, Plaintiff Marsh Supermarkets, Inc. may continue the process of consummating its merger transaction with Defendants, MSH Supermarkets Holding Corp. and MS Operations, Inc.
     2. The request for injunctive relief presented by Plaintiff Marsh Supermarkets, Inc. under Count 2 of its Verified Complaint for Declaratory and Injunctive Relief filed June 16, 2006 is DENIED.
     3. Copies of this order have been served upon local counsel for each party by email as noted on the attached distribution list. Counsel may obtain additional copies of this order from the Clerk of Hamilton County by submission of a written request, stamped envelope and reimbursement for copying costs.
SO ORDERED THIS 2nd DAY OF AUGUST, 2006.

/S/ William J. Hughes

William J. Hughes, Judge Hamilton Superior Court No. 3

Marsh Supermarkets v. MSH Supermarkets Holding Corp. et al.
29D03-0606-MI-560
Order on Marsh’s Complaint for Declaratory and Injunctive Relief
Copies to:
Jordan Church by email: jchurch@cchalaw.com
Counsel for Marsh Supermarkets
William E. Wendling Jr. by email: wwendling@ckplaw.com
Counsel for MSH Supermarkets Holding Corp. et al.
Michael A. Wukmer by email: michael.wukmer@icemiller.com
Counsel for Cardinal Paragon and Drawbridge Special Opportunities Advisors